UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 8, 2006

KMG America Corporation

(Exact Name of Registrant as Specified in Charter)

Virginia	1-32377	20-1377270
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12600 Whitewater Drive, Suite 150
Minnetonka, Minnesota	55343
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 930-4800

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

2005 Incentive Compensation Payments

Effective March 8, 2006, the Compensation Committee of the Board of Directors of KMG America Corporation (the “Company”) and the Board of Directors of the Company approved bonus payments under the Company’s 2005 Annual Incentive Plan for the Named Executive Officers of the Company listed below. The bonus payments were awarded in consideration of the Company’s key 2005 business goals associated with the transition of its largely regionally based insurance operation into a national worksite marketing and insurance business. Although higher awards could have been awarded under the performance metrics, at the recommendation of Kenneth U. Kuk, the Company’s Chairman, President and Chief Executive Office and with the concurrence of the Compensation Committee and Board, the bonus payments were reduced based on the Company’s 2005 earnings performance. The bonus payments will be paid in cash and restricted common stock of the Company as follows:

Executive Officer	Cash Bonus	Restricted Stock
Kenneth U. Kuk Chairman, President and Chief Executive Officer of the Company	$68,000	14,000 shares
Scott H. DeLong III Senior Vice President and Chief Financial Officer of the Company	$42,000	6,000 shares
Stanley D. Johnson Chairman and Chief Executive Officer of Kanawha Insurance Company	$31,000	6,500 shares
Paul P. Moore Senior Vice President, Sales of the Company	$56,000	7,000 shares
Paul F. Kraemer Senior Vice President, Sales of the Company	$56,000	7,000 shares

The restricted stock awards have a March 24, 2006 grant date, and are being awarded under the Company’s 2004 Equity Incentive Plan and a Restricted Stock Award Agreement entered into with the Named Executive Officer, a form of which is filed as Exhibit 10.01 to this Current Report and is incorporated herein by reference. The shares of restricted common stock awarded to the Named Executive Officers will vest with respect to one-fourth of the shares on the first, second, third and fourth anniversaries of the date of grant, except that Mr. Kuk’s shares will vest with respect to one-third of the shares on the first, second and third anniversaries of the date of grant. The awards will vest immediately upon the occurrence of certain events, as set forth in the Restricted Stock Agreements with each Named Executive Officer.

Exhibits
Exhibit No.	Description
10.01	Form of Stock Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KMG AMERICA CORPORATION
(Registrant)

Date: March 10, 2006	By:	/s/ James E. Nelson
James E. Nelson
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.01	Form of Stock Award Agreement